SCHEDULE 14A INFORMATION

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TCW STRATEGIC INCOME FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on September 22, 2015

Notice is hereby given that an annual meeting of shareholders of TCW Strategic Income Fund, Inc. (the “Company”) will be held at The L.A. Hotel Downtown – A Hyatt Affiliate Hotel, 333 South Figueroa Street, Los Angeles, CA 90071, Tuesday, September 22, 2015 at 8:00 a.m. Pacific Daylight Time, to consider and vote on the following matters:

1.	Election of ten directors of the Company, as named in the attached proxy statement, to serve on the Board of Directors until their successors have been duly elected and qualified;

2.	Ratification of the selection of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015;

3.	Amendment of the Company’s Articles of Incorporation to eliminate the requirement that a proposal to convert the Company to an open-end mutual fund be submitted for stockholder approval under certain circumstances; and

4.	Such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

Shareholders of record as of the close of business on July 31, 2015 are entitled to notice of and to vote at the annual meeting or any adjournment thereof. To assure your representation at the annual meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

By Order of the Board of Directors

PATRICK W. DENNIS

Assistant Secretary

[August 7], 2015

We urge you to promptly mark, sign and date the enclosed proxy and return it in the enclosed envelope thus enabling the Company to avoid unnecessary expense and delay. No postage is required if mailed in the United States. In addition to voting by mail you may also vote by telephone or via the internet. Instructions for these options are found on the enclosed proxy card materials. The proxy is revocable and will not affect your right to vote in person if you attend the annual meeting.

TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Los Angeles, California 90017

PROXY STATEMENT

Pursuant to this proxy statement (the “Proxy Statement”), the Board of Directors of TCW Strategic Income Fund, Inc. (the “Company”) is soliciting your proxy in connection with the 2015 annual meeting of shareholders of the Company (the “Annual Meeting”). The Board of Directors (the “Board of Directors” or the “Board”) has fixed the close of business on July 31, 2015 as the record date for determination of shareholders entitled to notice of and to vote at the annual meeting of shareholders or any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about [August 7], 2015.

The Board is soliciting proxies from shareholders of the Company with respect to the following proposals:

1.	To elect ten directors of the Company, as named herein, to serve on the Board of Directors until their successors have been duly elected and qualified;

2.	To ratify the selection of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015;

3.	To amend the Company’s Articles of Incorporation to eliminate the requirement that a proposal to convert the Company to an open-end mutual fund be submitted for stockholder approval under certain circumstances; and

4.	To take action on other business that may properly come before the Annual Meeting.

The Board of Directors solicits and recommends your execution of the enclosed proxy card. Shares of common stock (“Common Stock”) for which a properly signed proxy card is received will be represented at the Annual Meeting and will be voted as instructed on the proxy card. Shareholders are urged to specify their choices by marking an “X” in the appropriate box on the proxy card. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors. A shareholder may revoke a proxy at any time prior to its exercise by filing a written instrument revoking the proxy with the Secretary of the Company, or by submitting a proxy bearing a later date, or by attending and voting at the Annual Meeting. However, attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Tuesday, September 22, 2015. The Proxy Statement and the Company’s most recent annual report are available on the Internet at http://www.tcw.com. The Company will furnish, without charge, a copy of the Company’s annual report for its fiscal year ended December 31, 2014, and any more recent shareholder reports, to any Company shareholder upon request. To request a copy, please write to the Company at 865 South Figueroa Street, Los Angeles, California 90017 or telephone 1-800-FUND-TCW. You may also call for information on how to obtain directions to attend the Annual Meeting and vote in person.

PROPOSAL 1. ELECTION OF DIRECTORS

The purpose of this proposal is to elect the Board of Directors of the Company that will assume office immediately upon election by shareholders. The Board is currently comprised of ten members described below. At a Board of Directors meeting held on June 8, 2015, the Board unanimously nominated all current Directors for re-election as Directors (each a “Nominee”). Each Nominee has agreed to stand for election, serve if elected and hold office until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified.

The following schedule sets forth certain information regarding each Nominee, including his or her age, address and positions with the Company, the length of time he or she has served as Director, the Nominee’s principal occupations during the past five years (his or her titles may have varied during the period), the total number of separate portfolios in the fund complex the Nominee would oversee if elected, and certain other board memberships held by the Nominee during the past five years.

Nominees who are not “interested persons” of the Company (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Directors.” Nominees who are “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.”

Independent Director Nominees

Name, Address, Age and Position with Company(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Nominee During Past Five Years
Samuel P. Bell (78) Director	Term: Until 2016 Served since 2002	Private Investor.	24	Point 360 (post production services); TCW Funds, Inc. (mutual fund).

John A. Gavin (84) Director	Term: Until 2016 Served since 2001	Founder and Chairman of Gamma Holdings (international capital consulting firm).	24	Hotchkis and Wiley Funds (mutual fund with 5 portfolios); TCW Funds, Inc. (mutual fund).

Patrick C. Haden (62) Chairman of the Board	Term: Until 2016 Served since 2001	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	34	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Metropolitan West Funds (mutual funds); TCW Alternative Funds (mutual funds); TCW Funds, Inc. (mutual fund).

Janet E. Kerr (60) Director	Term: Until 2016 Served since 2010	Laure Sudreay – Rippe Endowed Professor of Law (since 2014) and Executive Director of the Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	24	La-Z-Boy Furniture Incorporated (residential furniture producer) and Tilly’s (retailer of apparel and accessories); TCW Funds, Inc. (mutual fund).

Peter McMillan (57) Director	Term: Until 2016 Served Since 2010	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (real estate investments); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	34	KBS Real Estate Investment Trust III, Inc. (real estate investments); KBS Real Estate Investment Trust II, Inc. (real estate investments); KBS Real Estate Investment Trust, Inc. (real estate investments); KBS Strategic Opportunity REIT II, Inc. (real estate investments); KBS Strategic Opportunity REIT, Inc. (real estate investments); Metropolitan West Funds (mutual funds); TCW Alternative Funds (mutual funds); TCW Funds, Inc. (mutual fund).

Charles A. Parker (81) Director	Term: Until 2016 Served Since 1988	Private Investor.	24	Burridge Center for Research in Security Prices (University of Colorado); TCW Funds, Inc. (mutual fund).

Victoria B. Rogers (54) Director	Term: Until 2016 Served Since 2011	President (since 1996), The Rose Hills Foundation (foundation).	24	Causeway Capital Management Trust (mutual fund with 5 portfolios); TCW Funds, Inc. (mutual fund).

Andrew Tarica (56) Director	Term: Until 2016 Served Since 2012	Chief Executive Officer (since 2011), Meadowbrook Capital Management (asset management company) and Employee (since 2005), Concept Capital Markets, LLC (broker-dealer).	34	Metropolitan West Funds (mutual funds); TCW Alternative Funds (mutual funds); TCW Funds, Inc. (mutual fund).

(1)	The address of each Independent Director is c/o Morgan, Lewis & Bockius LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071.
+	“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other companies. The “Fund Complex” includes the Company, TCW Funds, Inc. (“TFI”), Metropolitan West Funds (“MWF”) and TCW Alternative Funds (“TAF”). TFI and TAF are included because TCW Investment Management Company, the Company’s investment advisor (“Advisor” or “TCW”), also serves as TFI’s and TAF’s investment adviser. MWF is included because the Advisor is under common control with MWF’s investment advisor.

Interested Director Nominees (1)

Name, Address, Age and Position with Company (2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen+	Other Directorships Held by Nominee
David S. DeVito (52) Director, President and Chief Executive Officer	Term: Until 2016 Served since 2008, President and Chief Executive Officer since 2014	Executive Vice President and Chief Operating Officer (since October 2013), the Advisor, The TCW Group, Inc., Trust Company of the West, Metropolitan West Asset Management and TCW Asset Management Company; President and Chief Executive Officer (since January 2014), TCW Funds, Inc.; Executive Vice President and Chief Financial Officer (since 2010), Metropolitan West Funds; President and Chief Executive Office (since 2015), TCW Alternative Funds.	24	TCW Funds, Inc. (mutual fund).

David B. Lippman (56) Director	Term: Until 2016 Served since 2014	Chief Executive Officer, The TCW Group, Inc.; Chief Executive Officer and President, the Advisor, TCW Asset Management Company, Trust Company of the West, and Metropolitan West Asset Management LLC; President and Principal Executive Officer, Metropolitan West Funds.	1	TCW Funds, Inc. (mutual fund).

(1)	Each of these directors is an “interested person” of the Company as defined in the 1940 Act, because he is an officer of the Advisor.
(2)	The address of each Interested Director is c/o Trust Company of the West, 865 South Figueroa Street, Los Angeles, CA 90017.
+	“Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other companies. The “Fund Complex” includes the Company, TFI, MWF and TAF. TFI and TAF are included because the Advisor also serves as TFI’s and TAF’s investment adviser. MWF is included because the parent of the Advisor also serves as the parent to MWF’s investment advisor.

All proxies will be voted in favor of the Nominees listed in this Proxy Statement unless a contrary indication is made. If, prior to the Annual Meeting, any Nominee becomes unable to serve, the proxies that would have otherwise been voted for such Nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

Ownership of Securities

The information as to ownership of securities which appears below is based on statements furnished to the Company by Directors.

The following table sets forth the equity ownership of Nominees in the Company and in the Family of Investment Companies as of July 31, 2015. The code for the dollar range of equity securities owned by nominees is: (a) $1—$10,000; (b) $10,001—$50,000; (c) $50,001—$100,000; and (d) over $100,000.

Name of Nominee	Dollar Range of Equity Securities In the Company*	Aggregate Dollar Range of Equity Securities to be Overseen in Family of Investment Companies+*
Independent Director Nominees
Samuel P. Bell	(b)	(d)
John A. Gavin	(d)	(d)
Patrick C. Haden	(d)	(d)
Janet E. Kerr	(b)	(c)

Name of Nominee	Dollar Range of Equity Securities In the Company*	Aggregate Dollar Range of Equity Securities to be Overseen in Family of Investment Companies+*
Peter McMillan	None	(d)
Charles A. Parker	(b)	(d)
Victoria B. Rogers	(c)	(c)
Andrew Tarica	(d)	(d)
Interested Director Nominees
David S. DeVito	None	(a)
David B. Lippman	None	(c)

+	“Family of Investment Companies” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services, and (ii) share the same investment adviser or principal underwriter. The “Family of Investment Companies” includes the Company, TFI and TAF. TFI and TAF are included because the Advisor also serves as TFI’s and TAF’s investment adviser.
*	Certain figures represent the Directors’ economic exposure to the Company, TFI and TAF through various deferred compensation plans approved by the Boards of the Company, TFI and TAF.

None of the Independent Director Nominees, or any other member of his or her immediate family, owned beneficially or of record any securities in the Advisor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor as of June 30, 2015.

Communications with the Board of Directors

Shareholders may address correspondence relating to the Company to the Board of Directors as a whole, or to individual Directors or to the Company’s Secretary at TCW Strategic Income Fund, Inc., 865 South Figueroa Street, Los Angeles, CA 90017 and it will be directed to the attention of the addressee.

Director Attendance at Shareholder Meetings

Although the Company has no formal policy regarding Directors’ attendance at shareholder meetings, typically some Directors attend the Annual Meeting. At the Company’s 2014 annual meeting held on September 9, 2014, eight of the Directors then in office were present.

Compensation for Directors

The Company pays each Independent Director an annual fee of $7,500 plus a joint meeting fee of $750 for each meeting of the Board of Directors or Committees of the Board of Directors attended by the Director and, as of June 8, 2015, $250 for telephonic attendance at each meeting or special meeting of the Board of Directors attended by the Director. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation or expense reimbursement from the Company.

The following table indicates the compensation paid to the Independent Directors by the Company for the fiscal year ended December 31, 2014. The table also indicates the compensation paid to the Independent Directors for the calendar year ended December 31, 2014 by the Fund Complex.

Name of Nominee	Aggregate Compensation From the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex+
Independent Director Nominee
Samuel P. Bell	$14,250	$0	$0	$85,500
John A. Gavin	$14,250	$0	$0	$71,625

Name of Nominee	Aggregate Compensation From the Company		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex+
Patrick C. Haden	$14,250		$0	$0	$150,500
Janet E. Kerr	$13,500		$0	$0	$69,750
Peter McMillan	$14,250	*	$0	$0	$128,000	**
Charles A. Parker	$14,250		$0	$0	$70,500
Victoria B. Rogers	$14,250		$0	$0	$70,500
Andrew Tarica	$14,250	*	$0	$0	$143,000	***

*	Includes $14,250 of deferred compensation
**	Includes $128,000 of deferred compensation
***	Includes $143,000 of deferred compensation
+	The “Fund Complex” includes the Company, TFI, MWF and TAF. TFI and TAF are included because the Advisor also serves as TFI’s and TAF’s investment adviser. MWF is included because the parent of the Advisor also serves as the parent to MWF’s investment advisor.

Effective July 1, 2013, the Company adopted a Deferred Compensation Plan (the “Plan”), which provides retirement benefits for Independent Directors of the Company and TFI. Each Independent Director is eligible to participate in the Plan and may elect to defer all or a portion of his or her compensation not yet earned. Under the Plan, dollar amounts deferred earn a return for an Independent Director as though equivalent amounts had been invested in one or more of the Funds advised by the Advisor offered as investment options under the Plan and selected by the Independent Director. Unless otherwise stipulated, distributions to an Independent Director under the Plan are in the form of a lump sum equal to the value in the Director’s account on the date of payment. The Plan is not funded and the Company’s obligation to make payments of amounts credited to an Independent Director’s account is a general obligation of the Company. An Independent Director’s rights to deferred compensation under the Plan are limited to those of a recipient of an unfunded, unsecured promise to pay amounts in the future.

The Board of Directors normally meets at least quarterly at regularly scheduled meetings. During the fiscal year ended December 31, 2014, the Board met five times. Each incumbent Nominee attended at least 75% of the meetings of the Board held during the last fiscal year, including the meetings of the Board’s standing Committees of which such Director was a member.

Leadership Structure

The Board is responsible for the overall management of the Company, including general supervision of the duties performed by the Advisor and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Company’s Articles of Incorporation and By-Laws. The Board meets in regularly scheduled meetings throughout the year. It is currently composed of ten Directors, including eight Independent Directors. As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board and determine what information is provided to the Board with respect to matters to be acted upon by the Board. The Chairman presides at all meetings of the Board and leads the Board through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board’s functions. The Chairman also performs such other functions as may be requested by the Board from time to time. The designation of an Independent Director as Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board of Directors generally.

The Company has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Company, including such matters as the number of funds in the Fund Complex, the net assets of the Company and the committee structure of the Company.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities:

General Oversight. The Board regularly meets with, or receives reports from, the officers of the Company and representatives of key service providers to the Company, including the Advisor, administrator, transfer agent, custodian and independent registered public accounting firm to review and discuss the operational activities of the Company and to provide direction with respect thereto.

Compliance Oversight. The Board reviews and approves the procedures of the Company established to ensure compliance with applicable federal securities laws. The Board keeps informed about how the Company’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Company’s Chief Compliance Officer and other officers.

Investment Oversight. The Board monitors the Company’s investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board monitors the Company’s investment practices, reviews its investment strategies with management and receives focused presentations.

Valuation Oversight. The Board has approved the valuation methodologies used in establishing the daily values of the Company’s assets and monitors the accuracy with which the valuations are carried out. The Board receives regular reports on the use of fair value prices and monitors the effectiveness of the Company’s valuation procedures.

Financial Reporting. Through its Audit Committee, the Board meets regularly with the Company’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Company’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Board Committees

The Board has a standing Audit Committee, Executive Committee and Nominating Committee.

The Audit Committee has adopted a written charter (the “Audit Committee Charter”), which was amended in December 2014. A copy of the Audit Committee Charter is posted on the Company’s website (www.tcw.com). The purposes of the Audit Committee are set forth in the Audit Committee Charter. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Company’s independent auditors and reviews with the auditors the results of the Company’s annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Company with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Advisor’s and Company’s Code of Ethics by the executive officers, directors and investment personnel of the Advisor. The Audit Committee’s current members are Mses. Kerr and Rogers and Messrs. Bell, Gavin, Haden, McMillan, Parker and Tarica. Each Audit Committee member is an Independent Director. During the fiscal year ended December 31, 2014, the Audit Committee held four meetings.

The Executive Committee has the same powers as the Board of Directors except the power to declare dividends or other stock distributions, elect directors, authorize the issuance of stock except as permitted by statute, recommend to the shareholders any action requiring their approval, amend the By-Laws or approve any merger or share exchange not requiring shareholder approval. The Executive Committee’s current members are Messrs. DeVito, Bell and Haden. Messrs. Bell and Haden are Independent Directors, and Mr. DeVito is an Interested Director. During the fiscal year ended December 31, 2014, the Executive Committee held no meetings.

The Nominating Committee has adopted a written charter (the “Nominating Committee Charter”), which was amended in December 2014. A copy of the Nominating Committee Charter is posted on the Company’s website (www.tcw.com). The Nominating Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Advisor and other principal service providers. The Nominating Committee does not have any formal policy regarding diversity in identifying nominees for a directorship, but considers it among the various factors relevant to any particular nominee. The Nominating Committee periodically reviews director compensation and recommends any appropriate changes to the Board. The Nominating Committee also reviews and may make recommendations to the Board of Directors relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in overseeing the management of the Company. The current members of the Company’s Nominating Committee are Mses. Kerr and Rogers and Messrs. Bell, Gavin, Haden, McMillan, Parker and Tarica. Each Nominating Committee member is an Independent Director. During the fiscal year ended December 31, 2014, the Nominating Committee held three meetings.

The following is a brief discussion of the particular experience, qualifications, attributes or skills that led the Board to conclude that each person identified below should serve as a Director of the Company.

Generally, no one factor was decisive in the original selection of the Directors to the Board, or in the nomination of the Nominees. Qualifications considered by the Board to be important to the selection and retention of Directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individual’s ability to review and critically evaluate information, to evaluate fund service providers, to exercise good business judgment on behalf of fund shareholders, prior service on the Board, and familiarity with the Company are considered important assets.

Samuel P. Bell. Mr. Bell, Chairman of the Audit Committee, is a private investor and serves on the boards of Post 360, a post production services company and TFI, a mutual fund complex managed by the Advisor. He previously was President of Los Angeles Business Advisors, a not-for-profit business organization. Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young, a public accounting firm, for the Pacific Southwest Area.

David S. DeVito. Mr. DeVito is Executive Vice President and Chief Operating Officer of the Advisor, TCW Asset Management Company, Metropolitan West Asset Management Company and Trust Company of the West, is Executive Vice President and Chief Financial Officer of MWF and TCW Alternative Funds, mutual fund complexes managed by an affiliate of the Advisor, and is President and Chief Executive Officer of TFI, a mutual fund complex managed by the Advisor. He also serves on the boards of several philanthropic organizations including the YMCA of Metropolitan Los Angeles and Loyola High School of Los Angeles. Prior to joining TCW in 1993, Mr. DeVito was a Certified Public Accountant and Senior Manager with Deloitte & Touche LLP. He is also a member of the American Institute of Certified Public Accountants and the California Society of CPAs.

John A. Gavin. Mr. Gavin, Chairman of the Nominating Committee, is founder and Chairman of Gamma Holdings, an international capital consulting firm, and serves on the board of the Hotchkis and Wiley Funds, a mutual fund complex, and TFI, a mutual fund complex managed by the Advisor. From 1981 to 1986, Mr. Gavin served as the United States Ambassador to Mexico.

Patrick C. Haden. Mr. Haden, the Independent Chairman of the Company, is the Athletic Director of the University of Southern California. He also serves on the board of directors of two charitable organizations, The Rose Hills Foundation and The Unihealth Foundation. Previously, he was a General Partner in Riordan, Lewis & Haden, a private equity firm, and serves on the boards of Tetra Tech, Inc., an environmental consulting company, MWF, a mutual fund complex managed by an affiliate of the Advisor, and TFI and TCW Alternative Funds, mutual fund complexes managed by the Advisor, of which he is also the Independent Chairman. Mr. Haden is a Rhodes Scholar and prior to August 2010 was a member of the Board of Trustees of the University of Southern California.

Janet E. Kerr. Ms. Kerr serves on the board of La-Z-Boy Incorporated, a residential furniture producer, Tilly’s Inc., a retailer of apparel and accessories, and TFI, a mutual fund complex managed by the Advisor. She is also Laure Sudreay – Rippe Endowed Professor of Law and Executive Director of the Geoffrey H. Palmer Center for Entrepreneurship and the Law at the Pepperdine University School of Law. Ms. Kerr has founded several technology companies and is a well-known author in the areas of securities, corporate law and corporate governance, having published several articles and a book on the subjects. She is also a member of the National Association of Corporate Directors and Women Corporate Directors.

David B. Lippman. Mr. Lippman is President and Chief Executive Officer of the Advisor, TCW Asset Management Company, Trust Company of the West, and Metropolitan West Asset Management LLC, Chief Executive Officer of The TCW Group, Inc., and President and Principal Executive Officer of MWF, a mutual fund complex managed by an affiliate of the Advisor. Mr. Lippman was the Chief Executive Officer of Metropolitan West Asset Management LLC prior to its acquisition by TCW in 2009. Prior to that, he was managing director of structured product sales at Credit Suisse First Boston in New York and a managing director at Donaldson, Lufkin & Jenrette, where he headed mortgage sales. From 1985-1990, he worked at Drexel Burnham Lambert in Beverly Hills.

Peter McMillan. Mr. McMillan is the Co-Founder and Managing Partner of Willowbrook Capital Group, LLC, an investment advisory firm, Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm, and Co-Founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts. He serves on the boards of five KBS Real Estate Investment Trusts, MWF, a mutual fund complex managed by an affiliate of the Advisor, and TFI and TCW Alternative Funds, mutual fund complexes managed by the Advisor. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the executive vice president and chief investment officer of Sun America Investments, Inc. Prior to 1989, he served as assistant vice president for Aetna Life Insurance for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Charles A. Parker. Mr. Parker is a private investor and serves on the boards of the Burridge Center for Research in Security Prices, Leeds School of Business, University of Colorado, and TFI, a mutual fund complex managed by the Advisor. Previously, Mr. Parker was an executive vice president and director of the Continental Corporation and Chairman and Chief Executive Officer of Continental Asset Management Corporation.

Victoria B. Rogers. Ms. Rogers is President of The Rose Hills Foundation. She also serves on the Board of Trustees of Polytechnic School, Norton Simon Museum, USA Water Polo, Stanford University, TFI, a mutual fund complex managed by the Advisor, and Causeway Capital Management Trust, a mutual fund complex. Previously, Ms. Rogers served on the Boards of Trustees of The Chandler School, The Hotchkiss School and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management having been previously employed by Deloitte & Touche LLP, Security Pacific Bank and The Whittier Trust Company.

Andrew Tarica. Since 2001, Mr. Tarica has been Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund. From 2005 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010, where Mr. Tarica is currently employed. He also serves on the board of MWF, a mutual fund complex managed by an affiliate of the Advisor, and TFI and TCW Alternative Funds, mutual fund complexes managed by the Advisor.

The Nominating Committee will consider potential director candidates recommended by Company shareholders provided that the proposed candidates: satisfy the director qualification requirements provided in the Nominating Committee Charter; are not “interested persons” of the Company within the meaning of the 1940 Act; and are “independent” as defined in the New York Stock Exchange (the “NYSE”) listing standards. Director qualification requirements include, but are not limited to, the following:

(a)	The nominee may not be the nominating shareholder, a member of a nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of a nominating shareholder group;

(b)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d)	The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of a nominating shareholder group, or of an affiliate of a nominating shareholder or any such member of a nominating shareholder group;

(e)	The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of a nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and

(f)	A shareholder or nominating shareholder group may not submit for consideration a nominee who has previously been considered by the Nominating Committee.

In addition, the nominating shareholder or shareholder group must meet the following requirements in order for the Nominating Committee to consider a proposed nominee:

(a)	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Company’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting at which the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b)	The nominating shareholder or shareholder group must not qualify as an adverse holder (as defined in the Nominating Committee Charter).

A nominating shareholder or shareholder group may not submit more than one Independent Director Nominee each calendar year. All shareholder-recommended nominee submissions for the Annual Meeting must have been received by the Company by April 15, 2015, the deadline for submission of any shareholder proposals to be included in the Company’s proxy statement for its 2015 annual meeting.

Shareholders recommending potential director candidates must substantiate compliance with these requirements at the time of submitting their proposed director candidates to the attention of the Company’s Secretary. Notice to the Company’s Secretary should provide: (i) the shareholder’s contact information; (ii) the director candidate’s contact information and the number of Company shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a notarized letter executed by the director candidate, stating his or her intention to serve as a nominee and be named in the Company’s proxy statement, if nominated by the Board of Directors, and to serve as director if so elected.

The Nominating Committee may identify prospective candidates from any reasonable source and is authorized to engage third-party services for the identification and evaluation of potential nominees. The Company’s Nominating Committee Charter provides minimum qualifications for Company directors which include expertise, experience or relationships that are relevant to the Company’s business, and educational qualifications. The Nominating Committee may recommend that the Board modify these minimum qualifications from time to time. The Nominating Committee meets at least annually to identify and evaluate nominees for director and make its recommendations to the Board. Each of the Director nominees included in this Proxy Statement currently serves on the Board of Directors of the Company.

No nominee recommendations have been received from shareholders for this Annual Meeting. The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Company’s needs and circumstances, and as applicable legal or listing standards change.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Company, require the Company’s officers and Directors, Advisor, certain affiliates of the Advisor, and persons who beneficially own more than ten percent of a registered class of the Company’s securities (“Reporting Persons”) to file reports of ownership of the Company’s securities and changes in such ownership with the Securities and Exchange Commission (the “SEC”) and the NYSE. Reporting Persons are also required by such regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto received by the Company and written representations of certain Reporting Persons, the Company believes that during the fiscal year 2014 all required Section 16(a) ownership reports were timely filed.

Officers

The following information relates to the executive officers of the Company who are not Directors of the Company. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017.

Name	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*
Peter A. Brown (59)	Senior Vice President	Managing Director, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Funds, Inc.

Meredith Jackson (56)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management LLC; Senior Vice President, General Counsel, Secretary, TCW Funds, Inc., Metropolitan West Funds and TCW Alternative Funds. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).

Richard M. Villa (51)	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management LLC; Treasurer and Chief Financial Officer, TCW Funds, Inc.; Treasurer, TCW Alternative Funds.

Jeffrey Engelsman (47)	Chief Compliance Officer	Managing Director, Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West; Chief Compliance Officer of TCW Funds, Inc., Metropolitan West Funds and TCW Alternative Funds. Previously, Managing Director New York Life Investments; Chief Compliance Officer, MainStay Funds.

George N. Winn (46)	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company; Assistant Treasurer, TCW Funds, Inc.; Vice President and Assistant Treasurer, TCW Alternative Funds and TCW Funds, Inc.

Name	Position(s) Held with Company	Principal Occupation(s) During Past Five Years*
Patrick W. Dennis (33)	Assistant Secretary	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management LLC; Vice President and Assistant Secretary, TCW Alternative Funds, TCW Funds, Inc. and Metropolitan West Funds; Associate, Paul Hastings LLP (law firm) (2010-2013).

*	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Shareholder Approval

Directors will be elected by a plurality of the total votes cast at the Annual Meeting by the holders of shares present in person or by proxy and entitled to vote on such action.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Independent Directors have selected Deloitte & Touche, LLP (“Deloitte”), 350 South Grand Avenue, Los Angeles, California 90071 as the registered public accounting firm of the Company for the fiscal year ending December 31, 2015. Deloitte is responsible for auditing the Company’s annual financial statements. While the Independent Directors are responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, the Company is requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of Deloitte as the independent registered public accounting firm. If the stockholders fail to ratify the selection, the Independent Directors will reconsider whether to retain Deloitte and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Independent Directors may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Representatives of Deloitte will be available at the Annual Meeting.

Deloitte, in accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), has confirmed to the Audit Committee that Deloitte is an independent auditor with respect to the Company. Certain information concerning the fees and services provided by Deloitte to the Company and to the Advisor and its affiliates for the most recent fiscal year of the Company is provided below. For purposes of the following information, the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company, are referred to as “Service Affiliates.”

(1)	Audit Fees. The aggregate fees billed for each of the last two fiscal years to the Company (the “Reporting Periods”) for professional services rendered by Deloitte for the audit and review of the Company’s annual financial statements, or services that are normally provided by Deloitte in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

Fiscal Year Ended	Audit Fees
12/31/14	$81,000
12/31/13	$83,000

(2)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by Deloitte to the Company that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under paragraph (1) above were as follows:

Fiscal Year Ended	Audit-Related Fees
12/31/14	$0
12/31/13	$0

(3)	Tax Fees. The aggregate fees billed to the Company in the Reporting Periods for professional services rendered by Deloitte for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees*
12/31/14	$5,250
12/31/13	$5,250

*	The Tax Fees were pre-approved by the Audit Committee pursuant to the terms of the Audit Committee Charter.

(4)	All Other Fees. The aggregate fees billed to the Company in the Reporting Periods for products and services provided by Deloitte, other than the services reported in paragraphs (1) through (3) above, were as follows:

Fiscal Year Ended	All Other Fees
12/31/14	$0
12/31/13	$0

The aggregate non-audit fees billed by Deloitte for services rendered to the Service Affiliates for the last two fiscal years of the Company were $0 in 2014 and $0 in 2013, respectively.

The Company’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Pursuant to the Company’s Audit Committee Charter, the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Company by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to any Service Affiliates if the engagement directly relates to the Company’s operations and financial reporting.

The Audit Committee pre-approves all audit and non-audit services provided by Deloitte or any other independent auditor engaged by the Company and any non-audit or audit-related services provided by them to the Company’s service affiliates which have an impact on the Company. The Audit Committee recommends the engagement of the auditor for each fiscal year, and a majority of the Company’s Independent Directors approves the engagement. The Audit Committee may pre-approve the provisions of types or categories of non-audit services for the Company and permissible non-audit services for the Company’s service affiliates on an annual basis at the time of the auditor’s engagement and on a project-by-project basis. At the time of the annual engagement of the Company’s independent auditor, the Audit Committee receives a list of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the auditor and set any limit on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

Audit Committee Report

The Audit Committee of the Board of Directors normally meets at least once during each full fiscal year with the Company’s Chief Financial Officer and representatives of the independent auditors in a separate executive session to discuss and review various matters as contemplated by the Company’s Audit Committee Charter. In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2014 with management and the independent auditors of the Company. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. The Audit Committee also has considered whether the provision by the Company’s independent auditors of non-audit services to the Company, and of professional services to the Advisor and affiliates of the Advisor that provide services to the Company, is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by ISB No. 1 and has discussed with the independent auditors the independent auditors’ independence.

The members of the Company’s Audit Committee are not professionally engaged in the practice of auditing or accounting. The Board of Directors has determined that Messrs. Samuel P. Bell and Charles A. Parker and Ms. Victoria B. Rogers each qualifies as an “audit committee financial expert,” as defined under Item 407(d) of the SEC’s Regulation S-K. The Audit Committee is in compliance with applicable rules of the NYSE listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act of 2002 and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Members of the Company’s Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company’s annual report to shareholders for the fiscal year ended December 31, 2014. The members of the Audit Committee, Messrs. Bell, Gavin, Haden, McMillan, Parker and Tarica and Mses. Kerr and Rogers, are “independent” within the meaning of the NYSE corporate governance standards for audit committees.

Shareholder Approval

The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF DELOITTE

AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

PROPOSAL 3. AMENDMENT TO ARTICLES OF INCORPORATION

Shareholders are being asked to approve a proposal that would amend the Company’s Articles of Incorporation (the “Articles”) to eliminate the requirement that a proposal to convert the Company to an open-end mutual fund would be automatically submitted for stockholder approval under certain circumstances.

The Articles

Article X of the Company’s Articles requires that the Company automatically present stockholders with a proposal to convert the Company to an open-end mutual fund at the next annual stockholders’ meeting if the share price discount to its net asset value per share (“NAV”) averages more than 10% during the final 12 weeks of a fiscal year. The discount is measured by averaging the discounts as of the end of each week during that 12-week period.

The exact text of Article X is as follows:

ARTICLE X

Commencing with the fiscal year of the Corporation which begins on January 1, 1990, and in each fiscal year thereafter, if (i) the Corporation has not adopted the amendment described in this Article, and (ii) shares of the Corporation’s common stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks next preceding December 31 in such fiscal year, the Corporation will submit to its stockholders at the next succeeding annual meeting of stockholders a proposal, to the extent consistent with the Investment Company Act of 1940, to amend the Charter of the Corporation to provide that, upon the adoption of such amendment by the holders of two-thirds of the Corporation’s outstanding shares of common stock, the common stock shall become a redeemable security (as such term is defined in the Investment Company Act of 1940).

If a proposal is required as a result of Article X, passage of the proposal requires approval of two-thirds of the Company’s outstanding shares to pass. If passed, the Company must undertake the expense of converting from a closed-end management investment company to an open-end mutual fund, which means its stock becomes redeemable on a daily basis at the conclusion of that conversion.

History of the Requirement and Reason for Requesting the Amendment

Article X has been a part of the Articles since the Company’s inception in 1987. Over the past ten years, the Company has been required under Article X to solicit a stockholder vote relating to converting from a closed-end structure to an open-end structure three times and, each time, the proposal has failed by a wide margin to obtain the required stockholder approval. However, this proposal requires the Company and its officers, as well as TCW as its investment adviser, to devote additional time, money and resources to present this proposal to stockholders despite (based on past history) the limited likelihood it would pass. In addition, management of the Company, as well as the Board, sees no apparent benefit to stockholders from the requirement, for the reasons discussed below.

Submission to the shareholders of the proposal required by Article X results in additional expense to the shareholders. Due to the need to have non-standard proxy statement reviewed by the SEC, presenting the proposal for an annual meeting requires considerable additional legal costs as compared with a standard annual meeting that only proposes the election of Directors and ratification of the Company’s auditor. Furthermore, the conversion, if approved, would involve substantial expenses related to services of accounting, legal, auditing and other professionals. In addition to the potentially substantial costs of converting to an open-end model, the possibility of a conversion creates an incentive for speculators to seek short-term gains by redeeming shares previously purchased at an open-market discount at the Company’s net asset value per share, forcing the Company to sell assets and to incur transaction expenses for reasons other than investment purposes and potentially harming the long-term investors for whom the Company is intended.

Removing the provision from the Articles would not prevent a stockholder (or the Board) from adding that same proposal to convert to an open-end mutual fund through an ordinary process related to annual stockholder meeting proposals, after considering the circumstances then present, including the resources involved with including the proposal, the likelihood of approval and the expected effect on market value of the stock, if any.

As part of the Board’s regular quarterly meetings, it receives a report on the NAV discount of the Company’s shares, and annually also receives a report used to determine whether the threshold in Article X has been reached. The Board is attentive to the Company’s NAV discount and is aware of various actions that can have an effect on discounts under certain circumstances, such as open-market repurchases of stock, tender offers, interval redemptions or other stock buybacks and managed distribution policies. The Board prefers to have the flexibility to consider and deploy measures that it believes are the most appropriate at a time of its choosing rather than have the Company be subject to a rigid 10% threshold. The Board may not be able to undertake these other actions if the threshold under Article X has been or could be met because such a conversion would interfere with those other measures.

TCW considers the requirement’s impact on the market value of the Company’s stock to have been well-intentioned and theoretical, but without any demonstrable practical effect. Furthermore, TCW believes that the current trading market for closed-end fund shares is the type of market where the discount might reliably remain in excess of 10%, which would also correspond to a fixed income or bond market with more limited liquidity. TCW believes that long periods of low volatility like the current market encourages behavior that will lead to greater future volatility and de-stabilization. TCW views the actions of the Federal Reserve as repressing necessary adjustments in the economy and believes that when the Federal Reserve reduces its use of extraordinary monetary policy, volatility will rise. This increase in market volatility would likely have the effect of increasing closed-end fund discounts across the industry, including for the Company. According to the Investment Company Institute, despite the decline of long-term interest rates, price deviations from net asset value continued to rise, particularly in the second half of 2014. The average discount for taxable closed-end bond funds was 7.2 percent at year-end 2014, up from 6.3 percent at year-end 2013.

For reference, the following chart shows the end-of-week discount for the Company’s stock for the first six months of 2015:

DATE	MARKET PRICE	NAV	DISCOUNT		%
1/2/2015	$5.38	$5.95	-$	0.57	-9.58%
1/9/2015	$5.43	$5.96	-$	0.53	-8.89%
1/16/2015	$5.45	$5.96	-$	0.51	-8.56%
1/23/2015	$5.44	$5.96	-$	0.52	-8.72%
1/30/2015	$5.46	$5.96	-$	0.50	-8.39%
2/6/2015	$5.39	$5.98	-$	0.59	-9.87%
2/13/2015	$5.42	$5.99	-$	0.57	-9.52%
2/20/2015	$5.40	$5.99	-$	0.59	-9.85%
2/27/2015	$5.39	$6.00	-$	0.61	-10.17%
3/6/2015	$5.40	$6.00	-$	0.60	-10.00%
3/13/2015	$5.41	$6.01	-$	0.60	-9.98%
3/20/2015	$5.45	$6.02	-$	0.57	-9.47%
3/27/2015	$5.40	$6.01	-$	0.61	-10.15%
4/3/2015	$5.37	$5.96	-$	0.59	-9.90%
4/10/2015	$5.37	$5.97	-$	0.60	-10.05%
4/17/2015	$5.44	$5.97	-$	0.53	-8.88%
4/24/2015	$5.41	$5.98	-$	0.57	-9.53%
5/1/2015	$5.48	$5.98	-$	0.50	-8.36%
5/8/2015	$5.44	$5.98	-$	0.54	-9.03%
5/15/2015	$5.40	$5.99	-$	0.59	-9.85%
5/22/2015	$5.36	$5.99	-$	0.63	-10.52%
5/29/2015	$5.41	$5.99	-$	0.58	-9.68%
6/5/2015	$5.38	$5.98	-$	0.60	-10.03%
6/12/2015	$5.31	$5.99	-$	0.68	-11.35%
6/19/2015	$5.37	$5.99	-$	0.62	-10.35%
6/26/2015	$5.21	$5.93	-$	0.72	-12.14%

TCW does not believe a forced conversion to an open-end structure is always in the stockholders’ best interest. For example, during this type of market period, TCW, as the Company’s adviser, believes it may be in stockholders’ best interest to manage liquidity through other actions such as making use of the Company’s line-of-credit and leveraging the Company during those periods in order to manage liquidity. Allowing stockholders to convert from a close-end structure to an open-end structure under such circumstances could result in highly detrimental pricing if a forced sale of a material portion of the Company’s assets were to result from redemptions shortly after completion of such a conversion. Furthermore, the Board and TCW may have little control over the timing of completion of the conversion. Those market conditions could result in a period of multiple years where the Company is required to propose that it convert from a closed-end structure to an open-end structure, as happened in the mid-2000s, resulting in increased costs and less favorable conditions for the sale of portfolio assets.

Recommendation

The Board recommends that stockholders approve this proposal to remove Article X from the Articles for the following principal reasons:

•	Conversion of the Company and the resulting ability to redeem daily would work to the detriment of current investors that have sought out the Company as a stable long-term investment.

•	In the short-term, daily redemptions would serve to benefit only opportunistic short-term investors that bought shares at a large discount.

•	The variable cash-flow resulting from daily subscriptions and redemptions could adversely impact the portfolio management of the Company and its performance.

•	The conversion proposal imposes legal and filing costs on the Company because it would be required to make a preliminary proxy statement filing with the SEC and engage in the solicitation of votes for an additional proposal. The conversion transaction would involve substantial legal, accounting and other professional and outside vendor costs.

•	The automatic proposal to convert the Company has never been approved by stockholders of the Company in three submissions.

•	In the future, even without Article X, either the Board or stockholders could still introduce the same proposal at a time and in the manner deemed appropriate by them, and the Board could take a variety of other measures in an effort to address an NAV discount.

The Board believes it is in the best interests of stockholders to amend the Articles to remove Article X.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES TO REMOVE ARTICLE X.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Annual Meeting for action any matters other than those specifically referred to above, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company is aware of any matters which may be presented by others. If any other business properly comes before the Annual Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING AND OTHER INFORMATION

Voting Requirements

For purposes of this Annual Meeting, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Company entitled to vote at the Annual Meeting are present in person or by proxy. For purposes of determining the presence of a quorum at the Annual Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. Assuming a quorum is present, i) a plurality of the votes cast at the Annual Meeting is required to elect each of the Directors; ii) an affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm; and iii) an affirmative vote of a majority of the shares that are outstanding and entitled to vote at the Annual Meeting is required to amend the Company’s Articles to eliminate the requirement that a proposal to convert the Company to an open-end mutual fund would be automatically submitted for stockholder approval under certain circumstances. Abstentions and broker non-votes will have no effect on Proposal 1 or Proposal 2. Because approval of Proposal 3 requires approval of a specific number of outstanding shares, abstentions and broker non-votes have the effect of votes against Proposal 3.

The Company’s Common Stock is the only class of outstanding voting securities of the Company. At July 31, 2015, [            ] shares of Common Stock were outstanding and entitled to vote. Each shareholder may cast one vote for each full share held, and a partial vote for each partial share. The Company’s Common Stock does not have cumulative voting rights.

Adjournment

If a quorum is not present in person or by proxy at the time the Annual Meeting is called to order, the chairman of the Annual Meeting or the shareholders may adjourn the Annual Meeting. The vote required to adjourn the Annual Meeting is the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy. In such a case, the proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve a proposal, the chairman of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting or the proxy holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. In such a case, the proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal, and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Annual Meeting and, accordingly, will not affect the outcome of the vote.

Cost and Method of Proxy Solicitation

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by officers and regular employees of the Advisor. In addition, proxy solicitation may be conducted by AST Fund Solutions, a proxy solicitation firm, which will be paid approximately $65,000 and will be reimbursed for its related expenses. The cost of solicitation of proxies will be borne by the Company, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to shareholders of the Company.

Shareholders may sign and mail the proxy card(s) received with the Proxy Statement or may give voting instructions via touchtone telephone by following the instructions enclosed with the proxy card.

Household Mailings

The Company reduces the number of duplicate annual and semi-annual reports and Proxy Statements a household receives by sending only one copy of those documents to those addresses shared by two or more accounts (unless the Company receives contrary instructions from an account holder). Write to the Company at 865 South Figueroa Street, Los Angeles, California 90017 or call 1-877-829-4768 to request individual copies of reports and proxy statements, or to request a single copy of reports and proxy statements if receiving duplicate copies. The Company will begin sending a household single or multiple copies, as requested, as soon as practicable after receiving the request.

Corporate Governance Listing Standards

In accordance with Section 303A.12(a) of the NYSE Listed Company Manual, the Company’s Annual CEO Certification certifying as to compliance with the NYSE’s corporate governance listing standards was submitted to the NYSE on October 6, 2014 as part of its Annual Written Affirmation. Also in accordance with Section 303A.12 of the NYSE Listed Company Manual, the Company submitted an Interim Written Affirmation on March 17, 2014. In addition, on December 29, 2014, the Company filed the required CEO/CFO certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as an exhibit to its Form N-CSR for the year ended December 31, 2014.

Shareholder Proposals

The Company holds annual meetings of shareholders. A shareholder’s proposal intended to be presented at the Company’s 2016 annual meeting of shareholders must be received by April 9, 2016, in order to be included in the Company’s proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2016 annual meeting of shareholders without including the proposal in the Company’s proxy statement must notify the Secretary of the Company in writing of such proposal between June 24, 2016 and July 24, 2016. The persons named as proxies for the 2016 annual meeting of shareholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Company receives notice of the matter by June 23, 2016. If the Company receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the SEC.

Investment Advisor

TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017, serves as the investment advisor of the Company.

Administrator

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the administrator of the Company.

Shareholder Reports

A copy of the Company’s most recent annual report is available without charge upon request by writing the Company at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by telephoning 1-800-FUND-TCW.

Beneficial Share Ownership of Directors and Officers

As of the record date, July 31, 2015, the Directors and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Company.

Beneficial Share Ownership of Shareholders

As of the record date, July 31, 2015, as far as known to the Company, the following person beneficially owned more than 5% of the outstanding Common Stock of the Company:

Name and Address of Shareholder	Number of Shares		% of Company
Cede & Co	[	]	[	]%
P.O. Box 20
Bowling Green Station
New York, NY 10274-0020

By Order of the Board of Directors

PATRICK W. DENNIS

Assistant Secretary

[August 7], 2015

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States. In addition to voting by mail you may also vote by telephone by calling the toll-free number that appears on the enclosed proxy card materials.

A copy of the Company’s annual report for the year ended December 31, 2014 and a copy of the Company’s most recent semi-annual report once published are available without charge upon request by writing the Company at 865 South Figueroa Street, Los Angeles, California 90017 or by telephoning 1-800- FUND-TCW.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-796-7182 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

12345678910

TCW STRATEGIC INCOME FUND, INC.

865 South Figueroa Street

Suite 1800

Los Angeles, CA 90017

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 22, 2015

The undersigned hereby appoint(s) Patrick W. Dennis and David S. DeVito or any one or more of them, proxies, with full power of substitution, to vote all shares of the TCW Strategic Income Fund, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The LA Hotel Downtown – A Hyatt Affiliate Hotel, 333 South Figueroa Street, California 90071 on Tuesday, September 22, 2015 at 8:00 a.m., local time, and at any adjournment thereof.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the meeting. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-7182. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on September 22, 2015. The proxy statement for this meeting is available at: www.proxyonline.com/docs/TSI.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

TCW STRATEGIC INCOME FUND, INC.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)

DATE

SIGNATURE (IF HELD JOINTLY)

DATE

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED HEREIN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES AND “FOR” PROPOSALS 2 AND 3.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: Š

FOR

ALL

WITHHOLD

ALL

FOR ALL EXCEPT

1. Election of Directors.

NOMINEES:

1a. Samuel P. Bell 1b. David S. DeVito 1c. John A. Gavin 1d. Patrick C. Haden

1e. Janet E. Kerr 1f. David Lippman 1g. Peter McMillan 1h. Charles A. Parker

1i. Victoria B. Rogers 1j. Andrew Tarica

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box

“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

FOR

AGAINST

ABSTAIN

2. Ratification of selection of Deloitte & Touche, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015.

3. Amendment of the Articles of Incorporation to eliminate the requirement that a proposal to convert the Fund to an open-end mutual fund be submitted for stockholder approval under certain circumstances; and

4. To take action on other business that may properly come before the Annual Meeting.

HAS YOUR ADDRESS CHANGED?

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]